LOGO OF MORGAN STANLEY

SEMI-ANNUAL REPORT
Morgan Stanley Eastern Europe Fund, Inc.

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

Morgan Stanley Eastern Europe Fund, INC.
OVERVIEW

Letter to Shareholders

For the six months ended June 30, 2001, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 5.13% compared to 1.07% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through June 30, 2001, the Fund had a cumulative total return, based on net asset value per share, of 0.09% compared with -7.89% for its benchmark. Since September 30, 1996, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $14.20, representing a 14.5% discount to the Fund's net asset value per share.

MARKET OVERVIEW AND OUTLOOK
The Russian market rose 38.3% over the first six months of 2001, reflecting the positive effect of significant progress on reforms and high oil prices. The economy has continued to grow, though at a slower pace that in 2000. The country's external balances continue to be extremely healthy, with a projected current account surplus of 10% of GDP in 2001. The government, under President Putin, has made important headway in pursuing reform in many critical areas, including tax, pensions, land ownership, business licensing and the judicial system. We remain optimistic on Russia, as the market is skeptical of the true intentions of the President and his ability to succeed.

The Polish market fell 24.9% in the first half of the year, as its economy and that of its main export markets slowed, and concerns over political leadership emerged. We expect the Polish economy to expand by only 2.4% this year, given the high interest rate environment and the impending slowdown in the major European Union economies, especially Germany. The Central Bank has cut interest rates by 3.5% so far this year, but we expect further cuts this year. We are underweight the market, though are constructive on some stock stories in the banking and telecom sectors, given strong earnings growth prospects through the slower economic times, and very attractive valuation levels.

The Hungarian market lost 19.2% of its value over the first six months of 2001, mainly due to fears of a slowdown in the European Union, its main trading partner. The telecom sector was the worst performer, following global trends, and the Fund remained underweight throughout the period. Hungary liberalized its exchange rate regime in the second quarter of the year, widening the band in which it trades and making the forint fully convertible. The currency strengthened slightly against the euro and dollar and is expected to remain strong. We are optimistic on the market, given the prospect for falling inflation and improving policy mix resulting from its leading position as an EU accession candidate.

OTHER DEVELOPMENTS
On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, the Fund has repurchased 331,340 of its shares at an average discount of 17.54% from net asset value per share. From the inception of the program through June 30, 2001, the Fund has repurchased 1,211,040 of its shares at an average discount of 17.44% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,



/s/ Ronald E. Robison
-----------------------
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

MORGAN STANLEY EASTERN EUROPE FUND, INC.
JUNE 30, 2001 (UNAUDITED)
Investment Summary
HISTORICAL INFORMATION


                                                                                    TOTAL RETURN (%)
                                               ------------------------------------------------------------------------------
                                                          MARKET VALUE(1)          NET ASSET VALUE(2)       INDEX(3)
                                               ------------------------------------------------------------------------------
                                                                     AVERAGE                 AVERAGE                AVERAGE
                                                       CUMULATIVE     ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL
                                                       ----------     ------    ----------    ------    ----------   ------
Year to Date                                              16.51%         -         5.13%         -         1.07%         -
One Year                                                 -16.16     -16.16%      -14.95     -14.95%      -16.27     -16.27%
Since Inception*                                         -14.43      -3.23         0.09       0.02        -7.89      -1.72
Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                          YEAR ENDED DECEMBER31,                               SIX MONTHS
                                ----------------- ------------------------------------------------------          ENDED
                                                                                                                 JUNE 30,
                                      1996*         1997             1998            1999           2000           2001
                                      -----         ----             ----            ----           ----       -----------
Net Asset Value Per Share           $ 20.77       $26.59           $12.65           $20.38         $15.80        $16.61
Market Value Per Share              $ 18.00       $23.88            $9.81           $16.88         $12.19        $14.20
Premium/(Discount)                    -13.3%       -10.2%           -22.4%           -17.2%         -22.8%        -14.5%
Income Dividends                      $0.07           -                -               -              -              -
Capital Gains Distributions             -          $3.68            $0.67              -              -              -
Fund Total Return(2)                   4.18%       48.19%          -50.62%           61.11%        -22.47%         5.13%
Index Total Return(3)                  9.25%       48.23%          -57.84%           67.30%        -20.22%         1.07%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
*   The Fund commenced operations on September 30, 1996.
    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

Portfolio Summary
ALLOCATION OF TOTAL INVESTMENTS

[CHART]


Equity Securities                               100.0%

INDUSTRIES
[CHART]


Oil & gas                                               39.5%
Diversified Telecommunication Services                  18.4
Electric Utilities                                      17.4
Banks                                                   10.1
Pharmaceutical                                           5.3
Metals & Mining                                          3.7
Electrical Equipment                                     1.8
Other                                                    1.2
Auto Component                                           1.0
Media                                                    0.9
Wireless Telecommunication Services                      0.7

COUNTRY WEIGHTINGS
[CHART]

Russia                                                  59.6%
Hungary                                                 18.3
Poland                                                  16.8
Czech Republic                                           4.8
Other                                                    0.5

TEN LARGEST HOLDINGS

                                             PERCENT OF                                            PERCENT OF
                                             NET ASSETS                                            NET ASSETS
--------------------------------------------------------------------------------------------------------------
1.   Surgutneftegaz (Russia)                   20.7%     6.   Gedeon Richter Rt. (Hungary)            5.3%
2.   Unified Energy Systems (Russia)           15.4      7.   Matav Rt. (Hungary)                     4.7
3.   LUKoil Holdings (Russia)                  13.6      8.   OTP Bank Rt. (Hungary)                  4.2
4.   Telekomunikacja Polska (Poland)            8.6      9.   Norilsk Nikel (Russia)                  3.7
5.   Bank Polska Kasa Opieki SA (Poland)        6.3     10.   Cesky Telecom AS (Czech Republic)       2.9
                                                                                                     ----
                                                                                                     85.4%
                                                                                                     ====

MORGAN STANLEY EASTERN EUROPE FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

Statement of Net Assets

                                                               VALUE
                                                SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
(Unless otherwise noted)
================================================================================
CZECH REPUBLIC (4.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Cesky Telecom AS                             199,940        $   1,827
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  CEZ AS                                       524,320            1,192
--------------------------------------------------------------------------------
                                                                  3,019
================================================================================
HUNGARY (18.3%)
AUTO COMPONENTS
  North American Bus Industries Rt.             45,444(a)           640
--------------------------------------------------------------------------------
BANKS
  OTP Bank Rt.                                  51,706            2,693
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt.                                    120,326              354
  Matav Rt. ADR                                176,629            2,641
--------------------------------------------------------------------------------
                                                                  2,995
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
   Danubius Hotel and Spa Rt.                   19,720              268
OIL & GAS
  MOL Magyar Olaj-es Gazipari Rt.              117,506            1,676
--------------------------------------------------------------------------------
PHARMACEUTICALS
  Gedeon Richter Rt.                            60,415            3,366
--------------------------------------------------------------------------------
                                                                 11,638
================================================================================
POLAND (16.8%)
BANKS
  Bank Polska Kasa Opieki SA                   216,076(a)         3,707
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska
    GDR                                      1,209,170            5,465
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Elektrim SA                                  178,955(a)         1,148
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES
  Prokom Software SA GDR                        29,890              368
--------------------------------------------------------------------------------
                                                                 10,688
================================================================================
RUSSIA (59.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mustcom                                    9,526,809(a,b)       1,333
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Unified Energy Systems                    18,839,846            2,144
  Unified Energy Systems GDR                   672,560(a)         7,667
--------------------------------------------------------------------------------
                                                                  9,811
--------------------------------------------------------------------------------
MEDIA
  Storyfirst Communications 'A'
    (Preferred)                                  1,920              548
--------------------------------------------------------------------------------
METALS & MINING
  Norilsk Nickel                               129,100         $  2,330
--------------------------------------------------------------------------------
OIL & GAS
  Gazprom ADR                                  151,000            1,653
  LUKoil Holdings                              207,400            2,474
  LUKoil Holdings ADR                          128,166            6,147
  Surgutneftegaz ADR                           678,472            8,678
  Surgutneftegaz ADR (Preferred)               167,500            2,588
  Surgutneftegaz (Preferred)                12,160,000            1,879
--------------------------------------------------------------------------------
                                                                 23,419
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Nizhegordsvyazinform ADR                     250,000              468
--------------------------------------------------------------------------------
                                                                 37,909
================================================================================
TOTAL COMMON STOCKS
  (Cost $69,250)                                                 63,254
================================================================================
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
  Czech Koruna
  (Cost $2)                         CZK            95                 2
================================================================================

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

                                             AMOUNT         VALUE
                                              (000)          (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (Cost $69,252)                                           $63,256
--------------------------------------------------------------------------------

OTHER ASSETS (3.3%)
================================================================================
  Cash                                      $    1
  Receivable for Investments Sold            1,712
  Dividends Receivable                         349
  Other Assets                                  11           2,073
================================================================================
LIABILITIES (-2.8%)
================================================================================
  Payable For:
    Investments Purchased                   (1,320)
    Investment Advisory Fees                  (169)
    Custodian Fees                            (113)
    Professional Fees                          (50)
    Shareholder Reporting
      Expenses                                 (29)
    Administrative Fees                        (29)
    Directors' Fees and Expenses                (1)
  Other Liabilities                             (49)        (1,760)
================================================================================
NET ASSETS (100%)
    Applicable to 3,826,708, issued and
       outstanding $ 0.01 par value shares
       (500,000,000 shares authorized)                     $63,569
================================================================================
NET ASSET VALUE PER SHARE                                  $ 16.61
================================================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
    Common Stock                                           $    38
    Paid-in Capital                                         80,428
    Accumulated Net Investment Loss                           (232)
    Accumulated Net Realized Loss                          (10,670)
    Unrealized Depreciation on Investments and Foreign
      Currency Translations                                 (5,995)
================================================================================
TOTAL NET ASSETS                                           $63,569
================================================================================

(a)-- Non-income producing.
(b)-- Security valued at fair value- see Note A-1 to financial statements.
ADR --American Depositary Receipt.
GDR --Global Depositary Receipt.

================================================================================
JUNE 30, 2001, EXCHANGE RATES:
--------------------------------------------------------------------------------
CZK Czech Koruna                             39.931= U.S.$1.00
--------------------------------------------------------------------------------

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2001

                                                               PERCENT
                                                VALUE           OF NET
INDUSTRY                                        (000)           ASSETS
--------------------------------------------------------------------------------
Auto Components                                 $ 640             1.0%
Banks                                           6,400            10.1
Diversified Telecommunication
  Services                                     11,620            18.4
Electric Utilities                             11,003            17.3
Electrical Equipment                            1,148             1.8
Hotels Restaurants & Leisure                      268             0.3
IT Consulting & Services                          368             0.6
Media                                             548             0.8
Metals & Mining                                 2,330             3.7
Oil & Gas                                      25,095            39.5
Pharmaceuticals                                 3,366             5.3
Wireless Telecommunication
  Services                                        468             0.7
Other                                               2               -
--------------------------------------------------------------------------------
                                             $ 63,256            99.5%
================================================================================

    The accompanying notes are an integral part of the financial statements.


                                                                                      SIX MONTHS ENDED
                                                                                       JUNE 30, 2001
                                                                                        (UNAUDITED)
Statement of Operations                                                                    (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends (net of $23 of foreign taxes withheld)                                           $  488
    Interest                                                                                       63
---------------------------------------------------------------------------------------------------------
      Total Income                                                                                551
---------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees                                                                      511
    Custodian Fees                                                                                 74
    Administrative Fees                                                                            67
    Professional Fees                                                                              60
    Shareholder Reporting Expenses                                                                  7
    Directors' Fees and Expenses                                                                    4
    Other Expenses                                                                                 38
---------------------------------------------------------------------------------------------------------
      Total Expenses                                                                              761
---------------------------------------------------------------------------------------------------------
        Net Investment Loss                                                                      (210)
=========================================================================================================
NET REALIZED GAIN (LOSS) ON:
    Investments                                                                                (3,637)
    Foreign Currency Transactions                                                                 (88)
---------------------------------------------------------------------------------------------------------
       Net Realized Loss                                                                       (3,725)
=========================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
    Investments                                                                                 6,116
---------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation                      2,391
=========================================================================================================
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $2,181
=========================================================================================================


                                                                                          SIX MONTHS ENDED
                                                                                            JUNE 30, 2001         YEAR ENDED
                                                                                             (UNAUDITED)      DECEMBER 31, 2000
Statement of Changes in Net Assets                                                              (000)                (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss                                                                            $   (210)        $  (1,341)
  Net Realized Gain (Loss)                                                                         (3,725)           10,908
  Change in Unrealized Appreciation/Depreciation                                                    6,116           (29,378)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   2,181           (19,811)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Repurchased (331,340 and 301,700 shares, respectively)                                    (4,312)           (5,368)
----------------------------------------------------------------------------------------------------------------------------------
Total Decrease                                                                                     (2,131)          (25,179)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                                              65,700            90,879
----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss/distributions in excess of net
    investment income of $232 and $22, respectively)                                             $ 63,569         $  65,700
==================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                        FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios

                                                                     YEAR ENDED DECEMBER 31,
                                                                                                              PERIOD FROM
                                         SIX MONTHS                                                           SEPTEMBER 30,
                                         ENDED                                                                 1996* TO
                                         JUNE 30,                                                             DECEMBER 31,
                                         2001
                                        (UNAUDITED)         2000      1999       1998            1997          1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $ 15.80          $ 20.38    $ 12.65     $ 26.59       $   20.77        $   20.00
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)              (0.06)           (0.32)     (0.34)      (0.17)          (0.38)            0.06
Net Realized and Unrealized Gain
  (Loss) on Investments                    0.64            (4.51)      7.91     ( 13.21)           9.88             0.78
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations
                                           0.58            (4.83)      7.57     ( 13.38)           9.50             0.84
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                     -                -            -         -                 -            (0.07)
  Net Realized Gain                         -                -            -         -             (3.68)              -
  In Excess of Net Realized Gain            -                -            -       (0.67)              -               -
---------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                    -                -            -       (0.67)          (3.68)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares
   Repurchased                             0.23             0.25       0.16        0.11               -                -
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $16.61           $15.80    $ 20.38     $ 12.65        $  26.59        $   20.77
=================================================================================================================================
PER SHARE MARKET VALUE, END OF
     PERIOD                              $14.20           $12.19    $ 16.88     $  9.81        $  23.88        $   18.00
=================================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                           16.51%          (27.78)%    71.98%    ( 57.34)%         53.53%           (9.72)%
   Net Asset Value (1)                     5.13%          (22.47)%    61.11%    ( 50.62)%         48.19%            4.18%
=================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (THOUSANDS)                          $63,569          $65,700    $90,879     $60,309        $133,071        $ 103,945
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
   Assets                                  2.37%**          2.25%      2.51%       2.51%           2.50%             3.3%**
Ratio of Net Investment Income
   (Loss) to Average Net Assets           (0.65)%**        (1.53)%    (2.25)%     (0.89)%         (1.27)%           1.15%**
Portfolio Turnover Rate                      60%             123%       161%         96%             71%               2%
--------------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations.
 ** Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                        JUNE 30, 2001 (UNAUDITED)
Notes To Financial Statements

      Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/ or gains are earned.

 3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities--at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income--at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an

    Assignment may differ from, and be more limited than, those held by the assigning Lender.

 7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling $38,871,000 and $43,401,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $69,250,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $5,996,000, of which $9,721,000 related to appreciated securities and $15,717,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,133,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $10,000 and post-October capital losses of $1,419,000.

For the six months ended June 30, 2001, the Fund incurred $33,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable, under the Plan, totaled $1,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, the Fund repurchased 331,340 of its shares at an average discount of 17.54% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,211,040 of its shares at an average discount of 17.44% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

F.  SUPPLEMENTAL PROXY INFORMATION:
The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                         VOTES IN          VOTES
                                         FAVOR OF         AGAINST
                                         --------         -------
Ronald E. Robison                       3,760,755          24,409
Gerard E. Jones                         3,760,755          24,409
Barton M. Biggs                         3,760,755          24,409
William G. Morton, Jr.                  3,760,755          24,409
John A. Levin                           3,760,755          24,409

MORGAN STANLEY EASTERN EUROPE FUND INC.

Dividend Reinvestment And Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    Morgan Stanley Eastern Europe Fund Inc.
    American Stock Transfer & Trust Company
    Dividend Reinvestment and Cash Purchase Plan
    40 Wall Street
    New York, NY 10005
    1-800-278-4353

MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                Fergus Reid
CHAIRMAN OF THE BOARD OF       DIRECTOR
DIRECTORS

Ronald E. Robison              Frederick O. Robertshaw
PRESIDENT AND DIRECTOR         DIRECTOR

John D. Barrett II             Stefanie V. Chang
DIRECTOR                       VICE PRESIDENT

Gerard E. Jones                Arthur J. Lev
DIRECTOR                       VICE PRESIDENT

Graham E. Jones                Joseph P. Stadler
DIRECTOR                       VICE PRESIDENT

John A. Levin                  Mary E. Mullin
DIRECTOR                       SECRETARY

Andrew McNally IV              Belinda A. Brady
DIRECTOR                       TREASURER

William G. Morton, Jr.         Robin L. Conkey
DIRECTOR                       ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.